Prospectus Supplement April 1, 2016

For the following funds with prospectuses dated January 1, 2016, as supplemented to date:

American Funds Portfolio SeriesSM American Funds Retirement Income Portfolio SeriesSM American Funds Target Date Retirement Series®

The paragraph titled “Employer-sponsored retirement plan investors” in the "Fund expenses" section of the prospectus is amended in its entirety to read as follows:

Employer-sponsored retirement plan investors. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.10% of assets
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

Keep this supplement with your prospectus.

Lit. No. MFGEBS-178-0316P Printed in USA CGD/AFD/10039-S52924

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/ STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY